UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

Olema Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

365 Oyster Point Blvd., Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

Olema Pharmaceuticals, Inc. 780 Brannan Street San Francisco, California 94103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2026, Olema Oncology, Inc. (formerly known as Olema Pharmaceuticals, Inc.) (the “Company”) filed its Eighth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to change the Company's corporate name from “Olema Pharmaceuticals, Inc.” to “Olema Oncology, Inc.” (the “Name Change”). The Restated Certificate became effective at 4:01 p.m., Eastern Time, on November 12, 2026.

The Company's Board of Directors (the “Board”) approved the Restated Certificate in accordance with the Delaware General Corporation Law (“DGCL”). Pursuant to the DGCL, stockholder approval was not required to effect the Name Change.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company's Amended and Restated Bylaws to reflect the Name Change (the “Restated Bylaws”). The Restated Bylaws became effective upon the effectiveness of the Restated Certificate.

The Company's common stock will continue to trade on The Nasdaq Global Select Market under the ticker symbol “OLMA.”

The foregoing descriptions of the Restated Certificate and the Restated Bylaws are qualified in their entirety by reference to the Restated Certificate and the Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company issued a press release announcing the Company's name change, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Effective November 12, 2026, the Company relocated its principal executive offices from 780 Brannan Street, San Francisco, CA 94103 to 365 Oyster Point Blvd., Suite 400, South San Francisco, CA 94080.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Eighth Amended and Restated Certificate of Incorporation of Olema Oncology, Inc.
3.2	Amended and Restated Bylaws of Olema Oncology, Inc.
99.1	Press Release, dated November 12, 2026, of Olema Oncology, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA ONCOLOGY, INC.

Date:	November 12, 2026	By:	/s/ Sean Bohen, M.D., Ph.D.
Sean Bohen, M.D., Ph.D. President and Chief Executive Officer